Fair Value	12 Months Ended
Oct. 31, 2015
Fair Value.
Fair Value

Note 10: Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the measurement date.

Fair Value Hierarchy

HP uses valuation techniques that are based upon observable and unobservable inputs. Observable inputs are developed using market data such as publicly available information and reflect the assumptions market participants would use, while unobservable inputs are developed using the best information available about the assumptions market participants would use. Assets and liabilities are classified in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement:

Level 1—Quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2—Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability and market-corroborated inputs.

Level 3—Unobservable inputs for the asset or liability.

The fair value hierarchy gives the highest priority to observable inputs and lowest priority to unobservable inputs.

The following table presents HP’s assets and liabilities that are measured at fair value on a recurring basis:

	As of October 31, 2015				As of October 31, 2014
	Fair Value Measured Using				Fair Value Measured Using
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
	In millions
Assets
Cash Equivalents and Investments:
Time deposits	$—	$1,111	$—	$1,111	$—	$1,735	$—	$1,735
Money market funds	4,303	—	—	4,303	9,166	—	—	9,166
Marketable equity securities	6	3	—	9	6	5	—	11
Foreign bonds	—	42	—	42	2	122	—	124
Other debt securities	—	2	—	2	—	1	36	37
Derivative Instruments:
Interest rate contracts	—	38	—	38	—	105	—	105
Foreign currency contracts	—	213	2	215	—	420	6	426
Other derivatives	—	5	—	5	—	4	—	4

Total assets	$4,309	$1,414	$2	$5,725	$9,174	$2,392	$42	$11,608

Liabilities
Derivative Instruments:
Interest rate contracts	$—	$—	$—	$—	$—	$55	$—	$55
Foreign currency contracts	—	302	2	304	—	273	2	275

Total liabilities	$—	$302	$2	$304	$—	$328	$2	$330

There were no transfers between levels within the fair value hierarchy during fiscal 2015 and 2014.

Valuation Techniques

Cash Equivalents and Investments:  HP holds time deposits, money market funds, mutual funds, other debt securities primarily consisting of corporate and foreign government notes and bonds, and common stock and equivalents. HP values cash equivalents and equity investments using quoted market prices, alternative pricing sources, including NAV, or models utilizing market observable inputs. The fair value of debt investments was based on quoted market prices or model-driven valuations using inputs primarily derived from or corroborated by observable market data, and, in certain instances, valuation models that utilize assumptions which cannot be corroborated with observable market data.

Derivative Instruments:  HP uses forward contracts, interest rate and total return swaps and option contracts to hedge certain foreign currency and interest rate exposures. HP uses industry standard valuation models to measure fair value. Where applicable, these models project future cash flows and discount the future amounts to present value using market-based observable inputs, including interest rate curves, HP and counterparty credit risk, foreign exchange rates, and forward and spot prices for currencies and interest rates. See Note 11, “Financial Instruments” for a further discussion of HP’s use of derivative instruments.

Other Fair Value Disclosures

Short- and Long-Term Debt:  HP estimates the fair value of its debt primarily using an expected present value technique, which is based on observable market inputs using interest rates currently available to companies of similar credit standing for similar terms and remaining maturities, and considering its own credit risk. The portion of HP’s debt that is hedged is reflected in the Consolidated Balance Sheets as an amount equal to the debt’s carrying amount and a fair value adjustment representing changes in the fair value of the hedged debt obligations arising from movements in benchmark interest rates. The estimated fair value of HP’s short- and long-term debt approximated its carrying value of $8.9 billion at October 31, 2015. The estimated fair value of HP’s short- and long-term debt was $18.5 billion at October 31, 2014, compared to its carrying amount of $18.1 billion at that date. If measured at fair value in the Consolidated Balance Sheets, short- and long-term debt would be classified in Level 2 of the fair value hierarchy.

Other Financial Instruments:  For the balance of HP’s financial instruments, primarily accounts receivable, accounts payable and financial liabilities included in other accrued liabilities, the carrying amounts approximate fair value due to their short maturities. If measured at fair value in the Consolidated Balance Sheets, these other financial instruments would be classified in Level 2 or Level 3 of the fair value hierarchy.

Non-Marketable Equity Investments and Non-Financial Assets:  HP’s non-marketable equity investments and non-financial assets, such as intangible assets, goodwill and property, plant and equipment, are recorded at fair value in the period an impairment charge is recognized. If measured at fair value in the Consolidated Balance Sheets, these would generally be classified in Level 3 of the fair value hierarchy.